UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 30, 2005

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of November 1, 2005, providing for the issuance of Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2005-2)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127589	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                           No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127589) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,182,905,439 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6, Class 3-A7, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-A4, Class 5-A5, Class AP, Class AX, Class PAX, Class B1(1-3), Class B2(1-3), Class B3(1-3), Class B4(1-3), Class B5(1-3), Class B6(1-3), Class B1(4-5), Class B2(4-5), Class B3(4-5), Class B4(4-5) and Class R Certificates, Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2005-2 on November 30, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 26, 2005, as supplemented by the Prospectus Supplement dated November 23, 2005 (collectively, the “Prospectus”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a trust agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of November 1, 2005, among Structured Asset Securities Corporation, as depositor, U.S. Bank, National Association, as trustee, and Aurora Loan Services LLC, as master servicer.  The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6, Class 3-A7, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-A4, Class 5-A5, Class AP, Class AX, Class PAX, Class B1(1-3), Class B2(1-3), Class B3(1-3), Class B4(1-3), Class B5(1-3), Class B6(1-3), Class B7(1-3), Class B8(1-3), Class B9(1-3), Class B1(4-5), Class B2(4-5), Class B3(4-5), Class B4(4-5), Class B5(4-5), Class B6(4-5), Class B7(4-5), Class X, Class P, ,Class LT-R and Class R.

The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which consist primarily of six pools of certain fixed rate, conventional, fully amortizing, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,195,448,083 as of November 1, 2005 together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Trust Agreement, dated as of November 1, 2005, among Structured Asset Securities Corporation, as Depositor, U.S. Bank, National Association, as Trustee, and Aurora Loan Services LLC, as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement, dated as of November 1, 2005, among Aurora Loan Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller, as acknowledged by U.S. Bank, National Association, as Trustee.

99.3

Interest Rate Cap Agreement, dated as of November 30, 2005, including schedule to the master agreement and confirmation, between Swiss Re Financial Products Corporation and U.S. Bank National Association as Trustee of the, Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2005-2.

99.4

Interest Rate Cap Agreement, dated as of November 30, 2005, including schedule to the master agreement and confirmations, between Lehman Brothers Special Financing Inc. and U.S. Bank National Association as Trustee of the, Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2005-2.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/ Ellen V. Kiernan

       Name: Ellen V. Kiernan

       Title:   Senior Vice President

Dated:  November 30, 2005

EXHIBIT INDEX

    Exhibit No.

Description

4.1

Trust Agreement, dated as of November 1, 2005, among Structured Asset Securities Corporation, as Depositor, U.S. Bank, National Association, as Trustee, and Aurora Loan Services LLC, as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement, dated as of November 1, 2005, among Aurora Loan Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller, as acknowledged by U.S. Bank, National Association, as Trustee.

99.3

Interest Rate Cap Agreement, dated as of November 30, 2005, including schedule to the master agreement and confirmation, between Swiss Re Financial Products Corporation and U.S. Bank National Association as Trustee of the, Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2005-2.

99.4

Interest Rate Cap Agreement, dated as of November 30, 2005, including schedule to the master agreement and confirmations, between Lehman Brothers Special Financing Inc. and U.S. Bank National Association as Trustee of the, Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2005-2.